Exhibit 99.2

First Quarter 2022 Financial Results & Business Update March 10, 2022 Exhibit 99.2

© 2022 FuelCell Energy Confidential 2 This presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10 - K for the fiscal year ended October 31 , 2021 , in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations” .. Forward - looking statements include, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies .. These statements are not guarantees of future performance, and all forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected .. Factors that could cause such a difference include, without limitation : general risks associated with product development and manufacturing ; general economic conditions ; changes in interest rates, which may impact project financing ; supply chain disruptions ; changes in the utility regulatory environment ; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation ; potential volatility of commodity and energy prices that may adversely affect our projects ; availability of government subsidies and economic incentives for alternative energy technologies ; our ability to remain in compliance with U .. S .. federal and state and foreign government laws and regulations and the listing rules of The Nasdaq Stock Market ; rapid technological change ; competition ; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue ; market acceptance of our products ; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States ; factors affecting our liquidity position and financial condition ; government appropriations ; the ability of the government and third parties to terminate their development contracts at any time ; the ability of the government to exercise “march - in” rights with respect to certain of our patents ; our ability to successfully market and sell our products internationally ; our ability to implement our strategy ; our ability to reduce our levelized cost of energy and our cost reduction strategy generally ; our ability to protect our intellectual property ; litigation and other proceedings ; the risk that commercialization of our products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand ; our need for and the availability of additional financing ; our ability to generate positive cash flow from operations ; our ability to service our long - term debt ; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts ; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies ; changes by the U .. S .. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters ; and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to our customers’ capital budgets and investment plans, impacts to our project schedules, impacts to our ability to service existing projects, and impacts on the demand for our products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission .. The forward - looking statements contained herein speak only as of the date of this presentation .. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained or incorporated by reference herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based .. The Company refers to non - GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to t his presentation for further disclosure and reconciliation of non - GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annu al Report on Form 10 - K for the fiscal year ended October 31, 2021, filed with the SEC on December 29, 2021, our Form 10 - Q for the three months ended January 31, 2022, filed with the SEC on March 10, 2022, and our earnings release for the first fiscal quarter of 2022, filed as an exhibit to our Current Report on Form 8 - K filed with the SEC on March 10, 2022. Safe Harbor Statement

# FuelCell Energy:
# A Global Leader in Fuel Cell Technology – Operating Since 1969

## FUELCELL ENERGY IS:

A global leader in decarbonizing power and producing hydrogen through our proprietary fuel cell technology

Working to:

- Produce low- to zero-carbon power
- Capture carbon and greenhouse gasses while simultaneously generating power; Negligible NOx or SOx emissions
- Supply green or blue hydrogen power
- Store energy from intermittent renewables by converting excess power to hydrogen – then converting hydrogen back into power when it's needed or delivering to other applications

## COMPANY HIGHLIGHTS[1]

| | | | |
|---|---|---|---|
| **HQ** Danbury, Connecticut | **~400** Employees | **95** Platforms in Commercial Operation[3] | **3** Continents |
| **FCEL** Listing: NASDAQ | **>225 MW** Capacity in Field | **>12** Million MWh's generated with SureSource Patented Technology | |

[1] As of the quarter ended January 31, 2022 [2] Percentages of FY21 revenue

[3] Note that certain sites have multiple platforms. As an example, our 14.9 MW Bridgeport project site has five SureSource 3000 platforms. Currently there are 38 sites with the Company's carbonate fuel cell platforms.

TOTAL FY 2021 REVENUE BREAKDOWN: $69.6M[2]


37%
28%
0%
35%
Service & License
Advanced Technologies
Generation
Product

High Visibility to Recurring Revenue

DEMAND FOR CLEAN, RELIABLE ELECTRICITY DRIVING ADOPTION OF FUEL CELL TECHNOLOGY

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© 2022 FuelCell Energy Confidential 4 Purpose Statement DECARBONIZE POWER — PRODUCE HYDROGEN Our purpose: Enable the world to be empowered by clean energy

# Key Messages

**1** Advancing strategic agenda to achieve long-term goals

- Achieved commercial operation of our 7.4MW Utility Scale project in Yaphank, NY; added to the generation asset portfolio
- Expect to restart commissioning of the 7.4MW U.S. Navy base project in Groton, CT upon the completion of repair and upgrade work
- 2.3 MW Tri-gen (hydrogen, electricity, water) project with Toyota at the Port of Long Beach, CA under civil site construction

**2** Delivered six modules Ex Works to a POSCO Energy subsidiary in the first quarter of fiscal 2022

- Resulted in $18 million of product sales revenue in the quarter
- Settlement Agreement requires POSCO Energy to place an additional firm, non-cancelable order for eight modules on or before June 30th

**3** Achieved technical milestone 1 for carbon capture under the Joint Development Agreement with Exxon Mobil Research and Engineering Company, and our Canadian oil sands carbon capture project received a project award from Canada's Clean Resource Innovation Network

**4** Published FuelCell Energy's first Sustainability Report

- Advancing our sustainability commitment, both through internal initiatives and by leveraging our technology portfolio to help customers address climate challenges and their sustainability goals

**5** VIRTUAL INVESTOR DAY TO BE HELD MARCH 16, 2022



Photo of FuelCell Energy's manufacturing plant in Torrington, CT

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© 2022 FuelCell Energy Confidential Q1 2022 Financial Performance 6

© 2022 FuelCell Energy Confidential 7 • Revenues increased approximately 114% to $31.8M, primarily driven by $18.0M in product revenues from module sales to a subsidiary of POSCO Energy in South Korea • Loss from operations increased to $(44.8)M compared to $(14.4)M, primarily reflecting the impact of a non - recurring legal expense associated with the settlement of the POSCO Energy proceedings, increased R&D spending on the Company’s hydrogen commercialization initiatives, as well as a $1.0 million asset impairment charge related to the legacy conditioning facility in Danbury, CT • Net loss of $(46.1)M compared to $(46.0)M • Net loss per basic and diluted share (“EPS”) of $(0.11) compared to $(0.15) - Non - recurring legal expense impacted EPS by approximately $(0.07) • Adjusted EBITDA of $(13.6)M compared to $(7.4)M 1 • Strong cash position First Quarter of Fiscal 2021 Highlights 1 Reconciliation of Adjusted EBITDA to most directly comparable GAAP financial measure is included in the appendix

© 2022 FuelCell Energy Confidential 8 NET LOSS TO COMMON STOCKHOLDERS, NET LOSS, LOSS FROM OPERATIONS AND ADJUSTED EBITDA 1 ($M) BACKLOG AS OF JANUARY 31 ($B) First Quarter of Fiscal 2022 Financial Performance and Backlog $0.164 $0.123 $1.062 $1.092 $0.044 $0.032 $0.060 Q1 2021 Q1 2022 $1.307 $1.270 ■ Adv. Tech. ■ Generation ■ Service + License $(46.8) $(41.4) $(46.0) $(46.1) $(14.4) $(44.8) $(7.4) $(13.6) 1Q21 1Q22 ▪ Net Loss to Common Stockholders ▪ Loss from Operations ▪ Adjusted EBITDA 1 ▪ Net Loss Q1 2021 Q1 2022 1 Refer to reconciliation in Appendix. ■ Product Adjusted EBITDA of $(13.6)M compared to $(7.4)M, driven by a $2.7 million decrease in service agreements revenue, lower Advanced Technologies revenue, as well as costs associated with project construction and an asset impairment: • No new module exchanges during the first quarter of fiscal year 2022 • $3.0 million of non - recoverable costs related to construction of the Toyota project • $1.0 million asset impairment charge related to legacy conditioning facility in Danbury, CT Operating expenses increased to $41.9M from $10.8M, including legal fees of $24M associated with the settlement of the POSCO Energy proceedings, and higher R&D expenses in support of the Company’s hydrogen commercialization initiatives Backlog increased by approximately 3% year - over - year reflecting continued project execution and adjustments to generation backlog, primarily resulting from (i) the addition of the product sales backlog from the module order received from a POSCO Energy subsidiary, (ii) module exchanges with higher future output and revenues expected and (iii) inclusion of the project with United Illuminating in Derby, CT which was awarded in the second quarter of fiscal year 2021; Advance Technologies backlog reflects new contracts from the U.S. Department of Energy partially offset by work performed under our Joint Development Agreement with ExxonMobil Research and Engineering Company. Note that approximately $22.2 million of backlog which was previously classified as “Service and license backlog” was reclassified to "Product” backlog as a result of the settlement agreement with POSCO Energy. This amount represents the value of the extended warranty associated with the module order.

# Cash, Liquidity and Project Assets

## STRONG LIQUIDITY

Total cash, restricted cash and equivalents of $405.4M[1]

- Unrestricted cash and cash equivalents of $377.0M[1], a decrease of $55.2M (or ~13%) compared to October 31, 2021
- The decrease in cash in Q1 '22 includes the following activity:
  - Use of $10.4M for investment in project assets for our generation portfolio
  - Payment of $14M of non-recurring legal fees in conjunction with the POSCO Energy settlement
  - Operating losses in the first fiscal quarter of 2022
  - Use of $5.3M related to capital expenditures at FCE's facilities
- Gross proceeds of $12.4M from tax equity project financing received in Q1 2022

Strong liquidity enhances the Company's ability to accelerate strategic initiatives through increased investment in project assets, manufacturing, R&D, sales and marketing efforts

CASH AND EQUIVALENTS ($M)



$39.8
$9.4
$30.3
$192.1
$42.2
$149.9
$460.2
$28.0
$432.2
$405.4
$28.5
$377.0
10/31/19
10/31/20
10/31/21
1/31/22
Restricted
Unrestricted

PROJECT ASSETS[2] ($M)



$160.0
$84.9
$75.1
$190.6
$91.2
$99.4
$243.1
$126.8
$116.3
$256.1
$90.6
$165.5
10/31/19
10/31/20
10/31/21
1/31/22
In Development
Completed

## GROWING PROJECT ASSETS

Total project assets[2] grew to $256.1M as of 1/31/22, reflecting progress made against project backlog

[1] As of 1/31/22, [2] Project assets consist of capitalized costs for fuel cell projects and excludes accumulated depreciation. Net of depreciation, project assets totaled $235.6 million as of January 31, 2022.

**STRONG LIQUIDITY TO FUND PROJECTS IN DEVELOPMENT AND COMMERCIALIZATION ACTIVITIES**

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© 2022 FuelCell Energy Confidential Q1 2022 Business & Operational Updates 10

© 2022 FuelCell Energy Confidential 11 Powerhouse Business Strategy Evolving to Next Phase Scale Our Existing Platform to Support Growth Innovate for the Future Penetrate Significant Market Opportunities • Invest • Extend process leadership • Broaden & deepen our human capital • Continue product innovations • Deepen participation in the developing hydrogen economy • Diversify our revenue streams by delivering products that support the global energy transition • Optimize the core business • Drive commercial excellence • Expand geographically and by market SCALE INNOVATE GROW HAVING MADE SUBSTANTIAL PROGRESS ON KEY INITIATIVES, WE WILL PIVOT TO GROW, SCALE AND INNOVATE

# Company Rebranding

THREE DESIGN POINTS DEFINE THE NEW IDENTITY:

**1** It represents the journey we are helping our customers take to carbon zero

The design's use of gradients signals the journey our customers are taking to carbon zero. Additionally, the reductive footprint of the broader design system reinforces how frictionless adoption of clean energy can be

**2** It takes inspiration from our DNA

Fuel cells don't combust their fuel but are fuel flexible in that they can run on biogas, renewable natural gas, hydrogen and natural gas blends, natural gas or a mixture of those fuels and hydrogen. In all cases, the fuel cell produces a chemical reaction which results in electricity. The design of the logo is inspired by the bonds between molecules that are broken and formed in the chemical reactions in our fuel cells

**3** Its letter forms incorporate F-C-E-L– our stock ticker symbol

FuelCell Energy

Evolving the FuelCell Energy brand is intended to be a signal to our customers, communities, team members, and stockholders, of our absolute commitment to enabling a safe, secure and practical approach to realizing our ESG goals

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# Yaphank Update

- 7.4 MW SureSource™ fuel cell project located in Yaphank, Long Island, in New York
- Fully operational as of January 2022
- Enables electrical resiliency to deliver clean base load power to central Long Island, while reducing above ground risk associated with long distance high voltage transmission lines
- Utilizing three of our fuel cell platforms, we will deliver power to the grid -- enough to power approximately 7,500 homes from a footprint slightly larger than a couple of tennis courts
- Added to FuelCell Energy's generation portfolio, increasing the Company's recurring revenue
- Franklin Park provided $12.4 M of financing via a tax equity arrangement
  - Expect to add back-leverage debt financing to complete the project's capital structure



Photo as of late October 2021 of the 7.4MW power platform in Yaphank, NY

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© 2022 FuelCell Energy Confidential 14 SUSTAINABILITY REPORT ISSUED IN FEBRUARY 2022 “As a clean technology energy company, we are not just focused on advancing our business’ footprint ; but we are also a corporate citizen wholly committed to protecting the environment and attaining net zero goals .. So committed are we to decarbonizing our planet that we published our first Sustainability Report in early February, sharing our environmental, social, and governance goals .. We intend to implement practical, attainable measures to ensure these goals align with our business model and mission .. ” – Jason Few 2022 INVESTOR DAY - 10:00AM, MARCH 16, 2022 - https:// investor.fce.com /events/ • Long - term growth opportunities and strategy • Business execution and financial outlook • Capital allocation priorities • Our global team • Plans to drive long - term shareholder value Commitment to Sustainability and 2022 Investor Day

© 2022 FuelCell Energy Confidential Q&A 15

© 2022 FuelCell Energy Confidential Appendix 16

© 2022 FuelCell Energy Confidential 17 GAAP to Non - GAAP Reconciliation Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”) .. Management also uses non - GAAP measures to analyze and make operating decisions on the business .. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are alternate, non - GAAP measures of operations and operating performance by the Company .. These supplemental non - GAAP measures are provided to assist readers in determining operating performance .. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis .. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies .. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets .. Adjusted EBITDA adjusts EBITDA for stock - based compensation, restructuring charges and other unusual items such as the non - recurring legal expense related to the settlement of the POSCO Energy legal proceedings recorded during the first quarter of fiscal 2022 , which are considered either non - cash or non - recurring .. While management believes that these non - GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures .. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation .. The Company’s non - GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP .. The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measur e N et loss. (1) Includes depreciation and amortization on our Generation portfolio of $ 3 .. 6 million and $ 4 .. 4 million for the three months ended January 31 , 2022 and 2021 , respectively .. (2) Other (income)/expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of derivatives, and other items incurred periodically, which are not the result of the Company’s normal business operations .. (3) The Company recorded legal fees of $ 24 million relating to a legal settlement during the three months ended January 31 , 2022 , which was recorded as an administrative and selling expense ..

# FuelCell Energy Operating Portfolio and Project Backlog Overview

## Generation Operating Portfolio as of January 31, 2022

| PROJECT NAME | POWER OFF-TAKER | LOCATION | RATED CAPACITY (MW) | ACTUAL COMMERCIAL OPERATION DATE | PPA TERM (YEARS) |
|---|---|---|---|---|---|
| Central CT State University ("CCSU") | CCSU (CT University) | New Britian, CT | 1.4 | FQ2'12 | 10 |
| UCI Medical Center | UCI Medical Center | Orange, CA | 1.4 | FQ1'16 | 19 |
| Riverside Regional Water Quality Control Plant | City of Riverside (CA Municipality) | Riverside, CA | 1.4 | FQ4'16 | 20 |
| Pfizer, Inc. | Pfizer, Inc. | Groton, CT | 5.6 | FQ4'16 | 20 |
| Santa Rita Jail | Alameda County, California | Dublin, CA | 1.4 | FQ1'17 | 20 |
| Bridgeport Fuel Cell Project | Connecticut Light and Power (CT Utility) | Bridgeport, CT | 14.9 | FQ1'13 | 15 |
| Tulare BioMAT | Southern California Edison (CA Utility) | Tulare, CA | 2.8 | FQ1'20 | 20 |
| Triangle Street | Tariff- Eversource (CT Utility) | Danbury, CT | 3.7 | FQ2'20 | Tariff |
| San Bernardino | San Bernardino Municipal Water Dept. | San Bernardino, CA | 1.4 | FQ3'21 | 20 |
| LIPA Yaphank Project | PSEG/LIPA, LI NY (Utility) | Long Island, NY | 7.4 | FQ1'22 | 18 |
| **Total MW Operating:** | | | **41.4** | | |

## Projects in Process as of January 31, 2022

| PROJECT NAME | POWER OFF-TAKER | LOCATION | RATED CAPACITY (MW) | PPA TERM (YEARS) |
|---|---|---|---|---|
| Groton Sub Base | CMEEC (CT Electric Co-op) | Groton, CT | 7.4 | 20 |
| Toyota | Southern California Edison, Toyota | Los Angeles, CA | 2.3 | 20 |
| CT RFP-2 | Eversource/United Illuminating (CT Utilities) | Derby, CT | 14 | 20 |
| CT RFP-1 | Eversource/United Illuminating (CT Utilities) | Hartford, CT | 7.4 | 20 |
| Derby (SCEF) | Eversource/United Illuminating (CT Utilities) | Derby, CT | 2.8 | 20 |
| **Total MW In Process:** | | | **33.9** | |

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